Loss Per Share	6 Months Ended	12 Months Ended
	Sep. 30, 2022	Mar. 31, 2022
Earnings Per Share [Abstract]
Loss per share
13.	Loss per share:
The effects of options, DSUs, RSUs and warrants are excluded from the calculation of diluted loss per share for periods in which a company sustains a loss. Accordingly, diluted loss per share was the same as basic loss per share because the Company has incurred losses in each of the periods presented. All outstanding options, DSUs, RSUs and warrants could potentially be dilutive in the future.

19.	Loss per share:
Diluted loss per share was the same amount as basic loss per share, as the effect of options, DSUs, RSUs and warrants would have been anti-dilutive, as the Corporation has incurred losses in each of the periods presented. All outstanding options, DSUs, RSUs and warrants could potentially be dilutive in the future.